UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 29, 2024
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SNAP INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware		001-38017	45-5452795
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

3000 31st Street
Santa Monica,	California		90405
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s Telephone Number, Including Area Code: (310) 399-3339
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	SNAP	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On October 29, 2024, Snap Inc. reported financial results for the three and nine months ended September 30, 2024. A copy of the press release and the investor letter are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and incorporated by reference.
The press release and investor letter are furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission made by Snap Inc., whether made before or after today’s date, regardless of any general incorporation language in such filing.
Item 8.01 Other Events.
On October 29, 2024, Snap Inc. announced its board of directors has authorized a stock repurchase program of up to $500 million of its Class A common stock. Repurchases of Class A common stock may be made from time to time, either through open market transactions (including through Rule 10b5-1 trading plans) or through privately negotiated transactions in accordance with applicable securities laws. Repurchases under the program have been authorized for 12 months but the program may be initiated, modified, suspended, or terminated at any time during such period. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated October 29, 2024.
99.2	Investor Letter dated October 29, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SNAP INC.

Date: October 29, 2024	By:	/s/ Derek Andersen
Derek Andersen
Chief Financial Officer
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